SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  May 13, 1998


                                 Saucony, Inc.
               (formerly known as Hyde Athletic Industries, Inc.)
                  -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                  -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                0-05083                              04-1465840
       (Commission File Number)         (I.R.S. Employer Identification No.)



Centennial Industrial Park
13 Centennial Drive, Peabody, Massachusetts           01960
(Address of Principal Executive Offices)             (Zip Code)


                                 (978) 532-9000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                         Hyde Athletic Industries, Inc.
                  -------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective May 13, 1998 (the "Closing Date"), Hyde International Services Limited ("Hyde International"), a wholly-owned indirect subsidiary of Hyde Athletic Industries, Inc. ("Hyde"), increased its equity interest from 50% to 100% in Hyde's Australian affiliate, Saucony S.P. Pty Limited ("Saucony Australia"). Hyde International acquired all of the outstanding shares of Saucony Australia capital stock (other than those shares already held by Hyde International) (the "New Stock") pursuant to a Share Sale Agreement dated April 2, 1998 (the "Share Sale Agreement") by and among Hyde International, Sheldon B. Pozniak and Frances
F. Pozniak (together, the "Sellers").

On the Closing Date, Hyde International paid to the Sellers nominal consideration of Aus$4 (approximately U.S.$2.50) for the New Stock. In addition, Hyde International paid to the Sellers Aus$1 (approximately U.S.$0.63) in consideration of all amounts owning by Saucony Australia to the Sellers or their affiliates, including any loans, advances, costs, expenses or other liabilities as of the Closing Date.

Hyde International also paid severance of Aus$100,000 (approximately U.S.$63,000) to Sheldon B. Pozniak in connection with his termination as an employee of Saucony Australia. Mr. Pozniak resigned from his position as a director of Saucony Australia. Frances F. Pozniak resigned from her position as a director and secretary of Saucony Australia.

The terms of the Share Sale Agreement were determined on the basis of arm's-length negotiations between Hyde International and the Sellers.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Business Acquired:

           In accordance with Instruction 4 of this Item 7, financial statements required by this Item 7(a) will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date hereof.


      (b) Pro Forma Financial Information:

           In accordance with Instruction 4 of this Item 7, financial statements required by this Item 7(b) will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date hereof.



      (c) Exhibits:

           See Exhibit Index attached hereto.


                                 EXHIBIT INDEX
                                 -------------

Exhibit Number           Description
--------------           -----------

     2.1            Share Sale Agreement dated as of April 2, 1998(1)



(1) The Registrant agrees to furnish supplementally to the Commission upon its request a copy of the omitted disclosure schedules and the omitted exhibits referenced in the agreement.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SAUCONY, INC.
                                         (Registrant)

Date:  May 28, 1998                 By: /s/ Charles A. Gottesman
                                    ----------------------------------
                                       Charles A. Gottesman
                                       Executive Vice President
                                       Chief Executive Officer